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                                                                    Exhibit 10.4



                                    GUARANTY

TO: WEST CAPITAL FINANCIAL SERVICES CORP.

         1. Guaranty of Guaranteed Obligations. MCM Capital Group, Inc., a Delaware corporation ("Guarantor"), irrevocably and unconditionally guaranties and promises, as primary obligor and not merely as surety and for the benefit of West Capital Financial Services Corp. ("West Capital") or its designees, the due and punctual payment in full when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)) of any and all Guaranteed Obligations (as defined below) of Midland Acquisition Corporation, a Delaware corporation ("Buyer"), if Buyer fails to pay or perform any or all of the Guaranteed Obligations at the time or times and in the manner provided therefor. The term "Guaranteed Obligations" as used herein means (i) the timely and full payment and performance of "Assumed Liabilities" under and as defined in the Asset Purchase Agreement, dated as of May 11, 2000, by and between West Capital and Buyer (the "Purchase Agreement"), (ii) all of Buyer's indebtedness and obligations in respect of the indemnities contained in the Purchase Agreement or any Transaction Document (as defined in the Purchase Agreement) to which Buyer is a party, and (iii) all of Buyer's indebtedness and obligations to West Capital arising under the Purchase Agreement or any Transaction Document to which Buyer is a party.

Guarantor acknowledges that the Guaranteed Obligations are being incurred for and will inure to the benefit of Guarantor.

         In the event that all or any portion of the Guaranteed Obligations is paid by Buyer, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from West Capital or any other beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guaranteed Obligations.

         2. Effectiveness of Guaranty. This Guaranty shall be irrevocable, absolute, independent and unconditional, shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations, and shall bind and obligate Guarantor for payment and performance of the Guaranteed Obligations precisely as if the same had been contracted and was due and owing by Guarantor directly, and shall constitute a guaranty of payment and performance, not a guaranty of collection. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees that: (a) West Capital may enforce this Guaranty upon the occurrence of any default under the Purchase Agreement or any Transaction Document to which Buyer is a party, notwithstanding the existence of any dispute between Buyer and West Capital with respect to the existence of such event; and (b) Guarantor's payment of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for any portion of the Guaranteed Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon Guarantor and its successors and assigns, and Guarantor irrevocably waives any right (including without limitation any such right arising under California Civil Code
Section 2815) to revoke this Guaranty as to future transactions giving rise to any Guaranteed Obligations. The obligations of Guarantor hereunder shall be valid and enforceable, shall not be subject to any limitation, impairment or discharge for any reason (other than payment and performance in full of the Guaranteed Obligations), and shall survive and continue in full force and effect until


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indefeasible payment and performance in full of the Guaranteed Obligations notwithstanding the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (a) any release or termination of the liability of Buyer or any other guarantor, by express or implied agreement with West Capital or by operation of law; (b) Buyer may be liable individually or jointly with others; (c) the Guaranteed Obligations or any part thereof are deemed to have been paid or discharged by operation of law or some act or agreement of West Capital; (d) recovery upon the Guaranteed Obligations may be or hereafter becomes barred by any statutes of limitation, by bankruptcy, by insolvency, by reorganization, or any other means; (e) the Guaranteed Obligations may be or hereafter become illegal, unenforceable or invalid in any respect; (f) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (g) any failure to perfect or continue perfection of a security interest in any collateral which may hereafter secure any of the Guaranteed Obligations; and (h) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guaranteed Obligations. For purposes of this Guaranty, the Guaranteed Obligations shall be deemed to be paid only the extent that West Capital actually receives immediately available funds.

         3. Independent Obligation. The obligations of Guarantor hereunder are separate and independent of the obligations of Buyer and of every other guarantor of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor regardless of whether an action is brought against Buyer or any other guarantor or whether Buyer or any other guarantor is joined in any such action or actions. The Guaranteed Obligations may be enforced against Guarantor at any time following the failure on the part of Buyer to pay and perform the Guaranteed Obligations.

         4. Authorization of West Capital. West Capital may, without notice to or demand upon Buyer or Guarantor, and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge Guarantor's liability hereunder, from time to time: (a) amend, modify, or restate any instrument, document or agreement evidencing or relating to all or any portion of the Guaranteed Obligations; (b) renew, compromise, extend, accelerate or otherwise change the time, place or manner for payment of, or otherwise change the terms of the Guaranteed Obligations or any part thereof;
(c) apply any and all payments from Buyer, Guarantor or any other guarantor, in such order or manner as West Capital in its sole and absolute discretion may determine; (d) release or substitute any one or more of the Buyer, Guarantor or any other guarantor, or acquire additional guarantors; (e) assign its rights under this Guaranty in whole or in part; (f) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to; or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or the payment of the same to the payment of any other obligations; (g) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment of this Guaranty or the Guaranteed Obligations;
(h) release, exchange, compromise, subordinate or modify, with or without consideration, any security hereafter held by or on behalf of West Capital for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person with respect to the Guaranteed Obligations; (i) enforce and apply any security hereafter held by West Capital in respect of this Guaranty or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that West Capital, may have against any such security, including foreclosure on any such security pursuant to one or more judicial or non-judicial sales, whether or not every aspect of any such sale


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is commercially reasonable; and (j) exercise any other rights available to West
Capital, under the Purchaser Agreement or otherwise.

         5. Guarantors' Waivers. To the extent permitted by applicable law, Guarantor waives and agrees not to assert: (a) any right to require West Capital to proceed against Buyer, Guarantor, or any other guarantor, proceed against or exhaust any collateral of Buyer held as security for any part of the Guaranteed Obligations, or pursue any other remedy in West Capital's power whatsoever; (b) the benefits of the provisions of Arizona Revised Statutes Sections 12-1641 and 12-1642 et seq. and Rule 17(f) of the Arizona Rules of Civil Procedures for the Superior Courts of Arizona, which set forth certain rights and obligations among guarantors, debtors and creditors, to the extent applicable; (c) any defense arising by reason of incapacity, lack of authority or any disability or other defense of Buyer, including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto, or by reason of the cessation of, or unenforceability of, the liability of Buyer for all or any part of the Guaranteed Obligations from any cause whatsoever (other than payment and performance in full); (d) any homestead or exemption rights; (e) notice, demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default, notice of protest, notice of dishonor and notice of any action or inaction, notice of default under the Purchase Agreement or any Transaction Document or any agreement or instrument related thereto, notices of any modification of the Guaranteed Obligations or any agreement related thereto; (f) recourse to any guaranty or suretyship defenses; (g) notice of acceptance of this Guaranty; (h) all rights and privileges Guarantor might otherwise have to require West Capital to pursue any other remedy available to West Capital in any particular manner or order; (i) the existence, creation, or incurring of new or additional Guaranteed Obligations; (j) any implied right of reimbursement or contribution from Buyer or any other claim against Buyer at law or in equity; (k) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (l) any defense based upon West Capital's errors or omissions in the administration of the Guaranteed Obligations, except behavior that amounts to bad faith; (m) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that West Capital protect, secure, perfect of insure any lien or any property subject thereto; and (n) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

         In accordance with Section 2856 of the California Civil Code (a) Guarantor waives any and all rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including, without limitation, any and all rights or defenses Guarantor may have by reason of protection afforded to the principal with respect to any of the Guaranteed Obligations, or to any other guarantor of any of the Guaranteed Obligations with respect to any of such guarantor's obligations under its guaranty, in either case pursuant to the anti-deficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such guarantor's obligations, including, without limitation,
Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure; and
(b) Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a non-judicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by the


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operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as non-judicial foreclosure with respect to security for an obligation of any other guarantor of any of the Guaranteed Obligations, has destroyed Guarantor's rights of contribution against such other guarantor. No other provision of this Guaranty shall be construed as limiting the generality of any of the covenants and waivers set forth in this paragraph.

         6. No Subrogation. Guarantor waives any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against Buyer or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including, without limitation, under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including, without limitation, (a) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against Buyer, (b) any right to enforce, or to participate in, any claim, right or remedy that West Capital now has or may hereafter have against Buyer, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any West Capital. In addition, until the Guaranteed Obligations shall have been paid in full, Guarantor shall withhold exercise of any right of contribution Guarantor may have against any other guarantor of any of the Guaranteed Obligations. Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement or indemnification Guarantor may have against Buyer or against any collateral or security hereafter held by or on behalf of West Capital, and any rights of contribution Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights West Capital may have against Buyer, to all right, title and interest West Capital may have in any such collateral or security hereafter held by or on behalf of West Capital, and to any right West Capital may have against such other guarantor.

         7. Costs of Collection. Guarantor agrees to pay all costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any obligation of Guarantor hereunder is not paid or discharged when required to be paid or discharged. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by West Capital.

         8. Financial Condition of Buyer. West Capital shall have no obligation, and Guarantor waives any duty on the part of West Capital, to disclose or discuss with Guarantor its assessment, or Guarantor's assessment, of the financial condition of Buyer or any matter or fact relating to the business, operations or condition of Buyer. Guarantor has adequate means to obtain information from Buyer on a continuing basis concerning the financial condition of Buyer and its ability to perform its obligations under the Purchase Agreement and the Transaction Documents to which Buyer is a Party, and Guarantor assumes the responsibility for being and keeping informed of the financial condition of Buyer and of all circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations.

         9. Representations and Warranties.

                  (a) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all necessary corporate power and authority to enter into this Guaranty, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Guaranty by Guarantor, the performance by Guarantor of its obligations hereunder and the consummation by Guarantor of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the


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         part of Guarantor. This Guaranty has been duly executed and delivered by Guarantor and constitutes its legally valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by applicable laws relating to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally, or by general equitable principles and rules of law governing specific performance or estoppel, and except to the extent that injunctive or other equitable relief is within the discretion of a court of competent jurisdiction.

                  (b) Neither the execution and the delivery of this Guaranty nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency or court to which Guarantor is subject or any provision of its charter or bylaws or any agreement to which it is a party. Guarantor does not need to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government, governmental agency or any person in order for Guarantor to consummate the transactions contemplated by this Guaranty.

                  (c) Guarantor owns beneficially and of record all of the capital stock of Buyer.

                  (d) MCM has filed all documents required to be filed since July 9, 1999 with the SEC (the "SEC Reports"). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder, and the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder, as the case may be.

                  (e) Each of Guarantor and Buyer, after giving effect to the transactions contemplated hereby, is "solvent" as such term is defined under all state and federal insolvency laws and is not entering into the transactions contemplated hereby to hinder, delay or defraud creditors.

         10. Covenants. Guarantor agrees to take all actions necessary to cause Buyer to timely perform and satisfy all of Buyer's obligations under the Purchase Agreement and the Transaction Documents to which Buyer is a party.

         11. Set-Off. In addition to any other rights West Capital may have under law or in equity, if any amount shall at any time be due and owing by Guarantor to West Capital under this Guaranty, West Capital is authorized at any time or from time to time, without notice (any such notice being expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidence by certificates of deposit, whether matured or unmatured) and any other indebtedness of West Capital owing to Guarantor and any other property of Guarantor held by West Capital to or for the credit or the account of Guarantor against and on account of the Guaranteed Obligations and liabilities of Guarantor to West Capital under this Guaranty.

         12. No Waiver by West Capital. No delay or failure of West Capital in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.



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         13. Governing Law. This Guaranty shall be construed in accordance with and governed by the laws of the State of California, without regard to the choice of law rules of the State of Arizona.

         14. Venue and Jurisdiction. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN SAN DIEGO COUNTY, IN THE STATE OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. Guarantor agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Guarantor at its address set forth below its signature hereto, such service being acknowledged by Guarantor to be sufficient for personal jurisdiction in any action against Guarantor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of West Capital to bring proceedings against Guarantor in the courts of any other jurisdiction.

         15. Waiver of Jury Trial. GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, WEST CAPITAL EACH AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all to other common law and statutory claims. Guarantor and, by its acceptance of the benefits hereof, West Capital each (i) acknowledges that this waiver is a material inducement for Guarantor and West Capital to enter into a business relationship, that Guarantor and West Capital have already relied on this waiver in entering into this Guaranty or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings, and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

         16. Time of Essence. Time is of the essence of this Guaranty and each and every provision hereof.

         17. Entire Agreement, Amendments. This Guaranty sets forth the entire agreement of West Capital and Guarantor with respect to the subject matter hereof and supersedes all prior written agreements and representations by West Capital to Guarantor. There are no conditions, oral or written, to the effectiveness of this Guaranty. No amendment, modification, change, waiver or discharge of any provision of this Guaranty or any right of West Capital hereunder, or any release of Guarantor from any of its obligations hereunder, shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.



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         18. Severability. If any provision hereof is invalid or unenforceable, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of West Capital in order to effectuate the other provisions hereof.

         19. Further Assurances. Guarantor will perform and fulfill all obligations on its part required to be performed and fulfilled under this Guaranty in accordance with its terms. Guarantor shall execute and deliver such further documents and take such other actions as West Capital may reasonably request to consummate or implement the transactions contemplated hereby or to evidence such events or matters.

         20. Binding Nature. The provisions of this Guaranty shall be binding upon Guarantor and the heirs, personal representatives, successors and assigns of Guarantor, and shall inure to the benefit of West Capital and its successors and assigns.

         21. Transfer and Assignment. West Capital may from time to time transfer all or any part of its interest in the Guaranteed Obligations and this Guaranty, with the prior written notice to Guarantor. Guarantor shall not transfer (by agreement, operation of law or otherwise) any right or obligation under this Guaranty, and any such purported transfer shall be void.

         22. Inducement of West Capital. This Guaranty is given at the instance and request of Buyer in order to induce West Capital to enter into the Purchase Agreement and the Transaction Documents. Guarantor acknowledges and agrees that West Capital has acted in reliance upon this Guaranty in entering into the Purchase Agreement and the Transaction Documents. Guarantor hereby represents and warrants that Guarantor is and will continue to be fully informed about all aspects of the financial condition and business affairs of Buyer, and any other guarantor of the Guaranteed Obligations, that Guarantor deems relevant to the obligation of Guarantor hereunder, and Guarantor hereby waives and fully discharges West Capital from any and all obligations to communicate to Guarantor any information whatsoever regarding the Guaranteed Obligations, Buyer, or the financial condition, business affairs or otherwise of Buyer or any other guarantor of the Guaranteed Obligations.

         23. Notice. Any notice or other communication with respect to this Guaranty shall: (a) be in writing; (b) be effective on the day of hand-delivery thereof to the party to whom directed, one day following the day of deposit thereof with delivery charges prepaid, with a national overnight delivery service, or two days following the day of deposit thereof with postage prepaid, with the United States Postal Service, by regular first class, certified or registered mail; (c) if directed to West Capital, be addressed to West Capital at the office of West Capital located at ______________________________________,
Attention: _______________, or to such other address as West Capital shall have specified to Guarantor by like notice; and (d) if directed to Guarantor, be addressed to Guarantor at the address for Guarantor set forth below Guarantor's name, or to such other address as Guarantor shall have specified by like notice.

         24. Section Headings. The section headings set forth in this Guaranty are for convenience only and shall not have substantive meaning hereunder or be deemed part of this Guaranty.

         25. Construction. This Guaranty shall be construed as a whole, in accordance with its fair meaning, and without regard to or taking into account any presumption or other rule of law requiring construction against the party preparing this Guaranty.



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         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of May 22,
2000.

                                 GUARANTOR:

                                 MCM Capital Group, Inc., a Delaware corporation

                                 By:  /s/ Gregory G. Meredith
                                    --------------------------------------------
                                 Name:  Gregory G. Meredith
                                      ------------------------------------------
                                 Title:  Secretary
                                       -----------------------------------------

                                       Address of Guarantor:

                                       4302 East Broadway
                                       Phoenix, Arizona  85040
                                       Attn: President

                                 Copy to:

                                 Squire, Sanders & Dempsey L.L.P.
                                 Two Renaissance Square
                                 40 North Central Avenue, Suite 2700
                                 Phoenix, Arizona  85004
                                 Attn: Timothy W. Moser, Esq.



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